EX 10.10

EXECUTION COPY
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 31, 2015 among VEREIT OPERATING PARTNERSHIP, L.P. (f/k/a ARC Properties Operating Partnership, L.P.) (the “Borrower”), VEREIT, INC. (f/k/a American Realty Capital Properties, Inc.) (the “Parent”), the “Lenders” (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Credit Agreement (as defined below).
RECITALS

WHEREAS, the Borrower, the Parent, the Administrative Agent and the financial institutions from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to that certain Amended and Restated Credit Agreement, dated as of June 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein;
WHEREAS, the Administrative Agent and the Lenders party to this Amendment have agreed to so amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth below in this Amendment; and
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended to add the following new sentence at the end of the current definition of “Federal Funds Rate”:
“Notwithstanding anything to the contrary contained herein, at any time that the Federal Funds Rate determined in accordance with the foregoing is less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(b)    Section 1.1 of the Credit Agreement is hereby amended to restate clause (E) in the last sentence of the definition of “Unencumbered Asset Value” in its entirety to read as follows:
“(E) Properties that are restaurant properties would (i) exceed 40% of Unencumbered Asset Value at any time during the period commencing on July 1, 2015 to and including June 29, 2016, (ii) exceed 35% of Unencumbered Asset Value at any time during the period commencing on June 30, 2016 to and including December 30, 2016 and (iii) exceed 30% of Unencumbered Asset Value at any time commencing on December 31, 2016 and thereafter, such excess, in each case, shall be excluded.”

(c)    Section 2.4(a) of the Credit Agreement is hereby amended to replace the reference therein to “$50,000,000” with “$25,000,000”.
(d)    Section 3.10 of the Credit Agreement is hereby amended to add a new clause (j) in the appropriate order therein to read as follows:
“(j)    For purposes of determining withholding taxes imposed under the FATCA, from and after July 31, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(e)    Section 10.1(g) of the Credit Agreement is hereby amended to replace the reference therein to “$10,500,000,000” with “$8,000,000,000”.

(f)    Section 13.1 of the Credit Agreement is hereby amended to replace the notice address of the Borrower to the following:
VEREIT Operating Partnership, L.P. (f/k/a ARC Properties Operating Partnership, L.P.)
c/o VEREIT, Inc. (f/k/a American Realty Capital Properties, Inc.)
2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
Attn: Michael J. Sodo
Phone: (602) 778-8700
Fax: (480) 449-7000

with a copy to:

VEREIT, Inc. (f/k/a American Realty Capital Properties, Inc.)
5 Bryant Park, 23rd Floor
New York, NY 10018
Attn: Lauren Goldberg
Phone: (212) 415-6500
Fax: (212) 813-0920

2.    Reduction of Dollar Tranche Revolving Commitments and Multicurrency Tranche Revolving Commitments. Effective as of the Effective Date and pursuant to Section 2.13 of the Credit Agreement (and subject to the terms of Section 2.9(b) of the Credit Agreement), (a) the Borrower hereby reduces the Multicurrency Tranche Revolving Commitments in an aggregate amount equal to $150,000,000, such that after giving effect to such reduction on the Effective Date the aggregate Multicurrency Tranche Revolving Commitments shall be $0 and (b) the Borrower hereby reduces the Dollar Tranche Revolving Commitments in an aggregate amount equal to $150,000,000, such that after giving effect to such reduction on the Effective Date the aggregate Dollar Tranche Revolving Commitments shall be $2,300,000,000. For the avoidance of doubt, (i) the reduction of the aggregate Dollar Tranche Revolving Commitments described in this Section 2 shall be made ratably among the Dollar Tranche Revolving Lenders in accordance with their respective Dollar Tranche Revolving Commitments and (ii) the reduction of the aggregate Multicurrency Tranche Revolving Commitments described in this Section 2 shall be made ratably among the Multicurrency Tranche Revolving Lenders in accordance with their respective Multicurrency Tranche Revolving Commitments. This paragraph shall constitute a Commitment Reduction Notice (as defined in Section 2.13 of the Credit Agreement) with respect to the foregoing. The Borrower shall pay to the Administrative Agent (x) for the account of the Dollar Tranche Revolving Lenders, facility fees with respect to the Dollar Tranche Revolving Lenders’ Dollar Tranche Revolving Commitments reduced pursuant to this Section 2 to the extent accrued and unpaid as of the Effective Date and (y) for the account of the Multicurrency Tranche Revolving Lenders, facility fees with respect to the Multicurrency Tranche Revolving Lenders’ Multicurrency Tranche Revolving Commitments reduced pursuant to this Section 2 to the extent accrued and unpaid as of the Effective Date. The Administrative Agent and each of the Lenders party hereto hereby waive any notice required pursuant to Section 2.13 of the Credit Agreement.
3.    Conditions Precedent. This Amendment shall become effective as of the date when each of the following conditions precedent has been satisfied (the “Effective Date”):
(a)    The Administrative Agent shall have received counterparts of this Amendment duly executed by each Loan Party, Requisite Revolving Lenders and the Requisite Lenders.
(b)    The Administrative Agent shall have received such fees payable by the Borrower in connection with this Amendment pursuant to that certain letter agreement between the Administrative Agent and the Borrower dated as of July 14, 2015.
(c)    The Administrative Agent shall have been reimbursed for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable and documented legal fees and out-of-pocket expenses of Sidley Austin LLP, counsel to the Administrative Agent.

4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference in the Credit Agreement and the other Loan Documents to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
(b)    Except as specifically waived or consented to or amended above, the Credit Agreement and all other Loan Documents, and all of the Loan Parties’ respective obligations thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
5.    Miscellaneous.
(a)    Representations and Warranties. Each Loan Party represents and warrants to the Lenders that, after giving effect to this Amendment:
(i)    Each Loan Party has the right and power, and has taken all necessary corporate, limited liability company or partnership action required to authorize it, to execute and deliver this Amendment and to perform its obligations under this Amendment and the Credit Agreement as modified hereby. This Amendment has been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.
(ii)    The execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement as modified hereby do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law relating to such Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Loan Party, or any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party.
(iii)    The representations and warranties of the Loan Parties set forth in Article VII of the Credit Agreement are true and correct in all material respects as of the date hereof except, in each case, for those that specifically relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(iv)    No event has occurred and is continuing that constitutes a Default or an Event of Default.
(b)    Counterparts. To facilitate execution, this Amendment may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

(c)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(d)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(e)    Section References. Unless otherwise provided herein, references herein to “Sections” are references to Sections of the Credit Agreement.
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The parties hereto have duly executed this Amendment as of the date first above written.

VEREIT OPERATING PARTNERSHIP, L.P. (f/k/a ARC PROPERTIES OPERATING PARTNERSHIP, L.P.), as the Borrower

By: /s/ Michael Sodo
Name:    Michael Sodo
Title:    EVP, CFO & Treasurer

VEREIT, INC. (f/k/a AMERICAN REALTY CAPITAL PROPERTIES, INC.), as the Parent

By: /s/ Michael Sodo
Name:    Michael Sodo
Title:    EVP, CFO & Treasurer

Signature Page to Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender, as Issuing Bank and as a Lender

By: /s/ D. Bryan Gregory
Name:    D. Bryan Gregory
Title:    Director

Signature Page to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

Citibank, N.A., as a Lender

By: /s/ John Rowland
Name:    John Rowland
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Christian Lunt
Name:    Christian Lunt
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By: /s/ Craig J. Malloy
Name:    Craig J. Malloy
Title:    Director

Signature Page to Second Amendment to Credit Agreement

REGIONS BANK, as a Lender

By: /s/ Michael R. Mellott
Name:    Michael R. Mellott
Title:    Director

Signature Page to Second Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Christopher Winthrop
Name:    Christopher Winthrop
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Associated Bank, National Association, as a Lender

By: /s/ Michael J. Sedivy
Name:    Michael J. Sedivy
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

Bank Hapoalim B.M., as a Lender

By: /s/ Helen H. Gateson
Name:    Helen H. Gateson
Title:    Vice President

By: /s/ Charles McLaughlin
Name:    Charles McLaughlin
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

Capital One, NA as a Lender

By: /s/ Ashish Tandon
Name:    Ashish Tandon
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

Metro Bank, as a Lender

By: /s/ Adam Metz
Name:    Adam Metz
Title:    SVP/CLO

Signature Page to Second Amendment to Credit Agreement

First Tennessee Bank N.A., as a Lender

By: /s/ Greg Cullum
Name:    Greg Cullum
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

TriState Capital Bank, as a Lender

By: /s/ Ellen Frank
Name:    Ellen Frank
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

MidFirst Bank, as a Lender

By: /s/ Darrin Rigler
Name:    Darrin Rigler
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

COMERICA BANK, as a Lender

By: /s/ Charles Weddell
Name:    Charles Weddell
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ J.T. Johnston Coo
Name:    J.T. Johnston Coo
Title:    Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Joanna Soliman
Name:    Joanna Soliman
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jamie Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

Citizens Bank, National Association, as a Lender

By: /s/ Kerri Colwell
Name:    Kerri Colwell
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

SUNTRUST BANK, as a Lender

By: /s/ Bryan P. McFarland
Name:    Bryan P. McFarland
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ William G. Karl
Name:    William G. Karl
Title:    Executive Officer

Signature Page to Second Amendment to Credit Agreement

Credit Suisse AG, Cayman Islands Branch, as a Lender

By: /s/ Bill O’Daly
Name:    Bill O’Daly
Title:    Authorized Signatory

By: /s/ Sean MacGregor
Name:    Sean MacGregor
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director

By: /s/ Craig Pearson
Name:    Craig Pearson
Title:    Associate Director

Signature Page to Second Amendment to Credit Agreement

MIZUHO BANK, LTD., NEW YORK BRANCH, as a Lender

By: /s/ John Davies
Name:    John Davies
Title:    Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

MIZUHO BANK (USA), as a Lender

By: /s/ John Davies
Name:    John Davies
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew R. Remenschneider
Name:    Andrew R. Remenschneider
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

Fifth Third Bank, an Ohio Banking Corporation, as a Lender

By: /s/ Casey Gehrig
Name:    Casey Gehrig
Title:    Vice President

Signature Page to Second Amendment to Credit Agreement

Chang Hwa Commercial Bank, LTD., as a Lender

By: /s/ Jane S.C. Yang
Name:    Jane S.C. Yang
Title:    Vice President & General Manager

Signature Page to Second Amendment to Credit Agreement

Eastern Bank, as a Lender

By: /s/ Jared H. Ward
Name:    Jared H. Ward
Title:    Senior Vice President

Signature Page to Second Amendment to Credit Agreement